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Exhibit 32.1


                                  CERTIFICATION


In connection with the Annual Report of AFP Imaging Corporation (the "Company") on Form 10-K for the year ended June 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), I David Vozick, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/   David Vozick


David Vozick,
Chairman of the Board
Co-Principal Executive Officer
September 27, 2004